UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported):
May 25, 2023

Theseus Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40869	83-0712806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

314 Main Street Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)
(857) 400-9491
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	THRX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On May 25, 2023, Theseus Pharmaceuticals, Inc. (“the Company”) issued a press release titled “Theseus Pharmaceuticals Reports Initial Dose Escalation Data from Ongoing Phase 1/2 Trial of THE-630 in Patients with Advanced GIST.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
On May 25, 2023, the Company released a corporate presentation that has been made available on the investor relations section of the Company’s website at https://ir.theseusrx.com/. A copy of the corporate presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01    Other Events.

On May 25, 2023, the Company announced initial dose escalation data from the ongoing phase 1/2 trial of THE-630 in patients with advanced gastrointestinal stromal tumors (“GIST”).

Reporting data on THE-630 through Cohort 6 (n=23); currently dosing Cohort 7
•As of April 21, 2023, 25 patients have been treated in the dose escalation portion of the trial: 23 patients enrolled in Cohorts 1-6 (3, 4, 6, 9, 12, 18 mg); 2 patients enrolled in Cohort 7 (27 mg).
◦Following the data cutoff, both Cohort 7 patients subsequently cleared the dose-limiting toxicity (DLT) observation period without experiencing a DLT.
•All patients had metastatic KIT-mutant GIST.
•Patients in the trial had a median of 4 prior therapies (range 2 to 8); 70% of patients with ≥4 prior tyrosine kinase inhibitors (TKIs).
◦All patients received prior treatment with imatinib and sunitinib.
◦65% of patients received prior treatment with ripretinib and regorafenib.

Safety profile supportive of continued dose escalation; pharmacokinetics (PK) consistent with once-daily oral dosing
•The observed safety profile is consistent with the class and with preclinical data.
•Treatment-related adverse events (TRAEs) were observed in 65% of patients.
◦Of 89 TRAEs reported, 84 (94%) were grades 1-2 and 5 (6%) were grade ≥3 (3 of which occurred in Cohorts 1 and 2).
◦The most common TRAEs (occurring in ≥10% of patients) included fatigue, increased AST, diarrhea, nausea, dry mouth, and dyspnea.
•In Cohort 2 (4 mg), a 9th-line, 64-year-old patient with hyperlipidemia experienced a myocardial infarction (MI) on study day 6 after being hospitalized for adverse events unrelated to study drug, and subsequently died. The event was considered a DLT as the relationship between THE-630 and the MI could not be incontrovertibly ruled out.
◦No cardiac ischemic AEs of any grade have been reported in the other 22 patients in the study, including at significantly higher exposure levels.
•No additional DLTs or treatment-related serious adverse events have been observed, and the maximum tolerated dose (MTD) has not been reached.
•PK profile approximately linear and consistent with once-daily oral dosing.

Reductions in ctDNA of both classes of KIT resistance mutations, consistent with preclinical PRA predictions
•THE-630 reduced the allele frequency across all major classes of KIT activating and resistance mutations in a manner consistent with preclinical predictions seen in the Predictive Resistance Assay (PRA), including dose-dependent and potent reduction of exon 13 mutation V654A, the most common resistance mutation seen in GIST.

◦Pre- and post-baseline samples were available for 19 patients, including 2 in Cohort 6 (18 mg).
◦KIT mutations were detected in 84% of patients (16 out of 19); 5 patients had more than one resistance mutation at baseline (range 2 to 6).
◦ctDNA reductions were observed more frequently at higher doses, with 6 out of 6 patients treated in Cohorts 4-6 (9 to 18 mg) showing reductions in all KIT mutant variants present at baseline, including activating mutations detected in exons 9 and 11, and resistance mutations detected in exons 13, 14, and 17.
•Based on clinical PK through Cohort 6, and consistent with ctDNA observations to date, THE-630 is projected to achieve exposures consistent with pan-variant inhibition across all major classes of KIT mutations, as predicted by the PRA, in Cohort 8.

Evidence of prolonged stable disease observed
•Disease stabilization was observed more frequently at higher doses, with 8 out of 9 evaluable patients treated in Cohorts 4-6 (9 to 18 mg) achieving stable disease as best response, a disease control rate of 89%.
•A patient with 5 prior lines of therapy and KIT exon 11 and exon 17 (N822K) mutations detected in ctDNA at baseline had prolonged stable disease, receiving THE-630 for 36 weeks (enrolled in Cohort 2 [4 mg] with subsequent escalation to 6 mg and then 9 mg), with strong ctDNA reductions of both mutations observed.
•A patient with KIT exon 11 and exon 13 (V654A) mutations detected in pre-treatment tumor biopsy remains on therapy with stable disease maintained through at least 24 weeks (enrolled in Cohort 5 [12 mg] and subsequently escalated to 18 mg).

Forward-Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "project," "anticipate," "expect," "plan," "predict," "potential," "on track", "seem," "outlook," "continue," "intend," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding: the significance of initial dose escalation data from the ongoing Phase 1/2 trial of THE-630 in patients with advanced GIST and the ability of THE-630 to achieve desired drug exposure levels and inhibit KIT variants.

Actual results may differ materially from those indicated by such forward-looking statements as a result of various important risks, uncertainties and other factors, including, but not limited to: uncertainties inherent in preclinical studies and clinical trials; risks and uncertainties regarding whether results from preclinical studies and clinical trials will be predictive of the results of future trials; risks related to the expected timing of submissions to regulatory authorities and timing for review by such regulatory authorities; risks related to market volatility and global economic conditions; and other risks, uncertainties and other factors such as those described from time to time in the reports Theseus files with the Securities and Exchange Commission (SEC), including Theseus' Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q which will be on file with the SEC and available on the SEC's website at https://www.sec.gov/. However, new risk factors and uncertainties may emerge from time to time which may cause actual results to differ materially from those anticipated or implied by the forward-looking statements in this Current Report on Form 8-K, and it is not possible to predict all risk factors and uncertainties. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements contained in this Current Report on Form 8-K are based on the current expectations of Theseus' management team and speak only as of the date hereof, and Theseus specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

No.	Description of Exhibit
99.1	Press release issued by Theseus Pharmaceuticals, Inc. on May 25, 2023
99.2	Theseus Pharmaceuticals, Inc. Corporate Presentation, dated May 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Theseus Pharmaceuticals, Inc.

	By:	/s/ Bradford D. Dahms
		Name:	Bradford D. Dahms
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: May 25, 2023